Contingencies - Summary of Ab Inbev's Material Tax Proceedings Related to Ambev and Its Subsidiaries (Detail) - Ambev [member] - Legal proceedings contingent liability [member] - USD ($) $ in Millions	6 Months Ended	12 Months Ended
	Jun. 30, 2026	Dec. 31, 2025
Disclosure of detailed information about material tax [line items]
Income tax and social contribution	$ 15,068	$ 13,122
Value-added and excise taxes	5,714	5,236
Other taxes	764	691
Material tax net	$ 21,546	$ 19,049